SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROFESSIONALLY MANAGED PORTFOLIOS

Perkins Discovery Fund
730 East Lake Street
Wayzata, Minnesota 55391
1.800.998.3190

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 12, 2012

Dear Shareholders:

The Board of Trustees of Professionally Managed Portfolios (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Perkins Discovery Fund (the “Fund”), a series of the Trust, on Friday, October 12, 2012 at 10:00 a.m., Central Time.  The meeting will be held at the offices of the Trust’s Administrator, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Special Meeting is being held to obtain shareholder approval:

1.
To reorganize the Fund from a series of the Trust to a series (“New Fund”) of World Funds Trust (the “Reorganization”).  The Reorganization is not expected to result in any change in the way the Fund is managed or in its investment objective, policies and strategies.  The Fund’s fees and expenses are not expected to increase as a result of the Reorganization.  Perkins Capital Management, Inc. (the “Adviser”) will continue as investment adviser for the New Fund and the persons responsible for the day-today management of the Fund will not change.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.

The Trust has fixed the close of business on August 27, 2012 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By Order of the Trust,

Elaine E. Richards
Secretary of the Trust
September  5 , 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 12, 2012:  This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.perkinsfund.com.

PROFESSIONALLY MANAGED PORTFOLIOS

Perkins Discovery Fund
730 East Lake Street
Wayzata, Minnesota 55391
1.800.998.3190

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated:  September  5 , 2012

Question:	What is this document and why did you send it to me?

Answer:
The attached document is a proxy statement for the Perkins Discovery Fund (the “Existing Fund”), a series of Professionally Managed Portfolios (“PMP”).  The purpose of this Proxy Statement (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the Perkins Discovery Fund (the “New Fund”), a newly created series of World Funds Trust (“WFT”) (the “Reorganization”) as described in the Agreement and Plan of Reorganization between PMP and WFT (the “Plan”).  The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

Question:                      What is the purpose of the Reorganization?

Answer:
The primary purpose of the Reorganization is to move the Existing Fund from PMP to WFT.  As a series of PMP, the Existing Fund retains various service providers who provide an array of services to all series of PMP.  These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”).  Perkins Capital Management, Inc. (“Perkins”), the investment adviser to the Existing Fund, has determined that the Existing Fund could benefit from the services currently provided to series of WFT and, therefore, has recommended that the Existing Fund be reconstituted as a series of WFT.

Currently, Third Party Service Arrangements are provided to PMP by U.S. Bank (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors (distribution).  Third Party Service Arrangements are provided to WFT by UMB Bank, N.A. (custody), Commonwealth Shareholder Services, Inc. (administration), Commonwealth Fund Accounting, Inc. (fund accounting), Commonwealth Fund Services, Inc. (transfer agency), and First Dominion Capital Corp. (“First Dominion”) (distribution).  In addition to changes in these Third Party Service Agreements, the New Fund will be overseen by a different Board of Trustees.

Perkins Capital Management, Inc. (“Perkins”), the current investment adviser to the Perkins Discovery Fund, recommends that the Existing Fund be reorganized as a series of WFT.

Question:	How will the Reorganization work?

Answer:
In order to reconstitute the Existing Fund as a series of WFT, a substantially similar fund, referred to as the “New Fund,” has been created as a new series of WFT.  If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities.  The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund.

Existing Fund shareholders will become shareholders of the New Fund.  Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Existing Fund that he or she held immediately prior to the Reorganization.  Immediately thereafter, the Existing Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about October 26, 2012.

Question:              How will the Reorganization affect me as a shareholder?

Answer:
If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund.  The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The Reorganization will not shift portfolio management oversight responsibility.  By engaging Perkins to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio management team that has been responsible for the Existing Fund since its inception.  The investment objective and strategies of the New Fund will be substantially similar to those of the Existing Fund.

The Reorganization will affect other services currently provided to the Existing Fund.  First Dominion will be the distributor and principal underwriter of the New Fund’s shares; Quasar Distributors currently serves as the distributor and principal underwriter of the Existing Fund’s shares.  The New Fund will engage UMB Bank, N.A., as its custodian; U.S. Bank, N.A. currently serves as the custodian for the Existing Fund.  The New Fund will engage Commonwealth Fund Services, Inc. as its transfer agent; U.S. Bancorp Fund Services, LLC (“USBFS”) currently serves as its transfer agent.  Commonwealth Shareholder Services, Inc. will provide administration services and Commonwealth Fund Accounting, Inc. will provide fund accounting for the New Fund; USBFS currently provides administration services and fund accounting for the Existing Fund.

The Reorganization will move the assets of the Existing Fund from PMP, which is a Massachusetts business trust, to the New Fund, a series of WFT, which is organized as a Delaware statutory trust.  Therefore, as a result of the Reorganization, the New Fund will operate under the supervision of a different Board of Trustees.

A summary of the changes expected to occur after the Reorganization is outlined in the table below:

	Existing Fund, series of	New Fund, series of
Service Providers	Professionally Managed Portfolios	World Funds Trust
Investment Adviser	Perkins Capital Management, Inc.	No change – Perkins Capital Management, Inc.
Distributor & Principal Underwriter	Quasar Distributors, LLC	First Dominion Capital Corp.
Custodian	U.S. Bank N.A.	UMB Bank, N.A.
Transfer Agent	U.S. Bancorp Fund Services, LLC	Commonwealth Fund Services, Inc.
Fund Administrator	U.S. Bancorp Fund Services, LLC	Commonwealth Shareholder Services, Inc.
Fund Accountant	U.S. Bancorp Fund Services, LLC	Commonwealth Fund Accounting, Inc.

Question:              Who will manage the New Fund?

Answer:
Perkins will continue to be responsible for overseeing the management of the New Fund, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund.

Question:	How will the Reorganization affect the fees and expenses I pay as a shareholder of the Perkins Discovery Fund?

Answer:
The Reorganization will not result in any increase in the advisory fees payable by the New Fund over the advisory fees currently incurred by the Existing Fund.  The Reorganization will not result in any increase in the expense ratio for the New Fund’s shares over the expenses charged by the Existing Fund under the Expense Cap (defined below) that is in place through October 31, 2013.  The total annual fund operating expenses of the shares of the Existing Fund as of the annual period ended March 30, 2012 are 2.49%, of its average daily net assets before the application of the current fee waiver and expense reimbursement agreement, and, 2.01%, after fee waivers and expense reimbursements (the “Expense Cap”).

The Expense Cap operates as follows: Perkins has contractually agreed to waive its fee or reimburse the Existing Fund for its expenses through July 29, 2013, which will be extended by Perkins for the New Fund through October 31, 2013, to the extent necessary so that total annual fund operating expenses of the shares do not exceed the annual rate of 2.00%, excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses.

Question:              What are the tax consequences of the Reorganization?

Answer:
We expect that neither the Perkins Discovery Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and PMP and WFT expect to receive a tax opinion confirming this position.  Shareholders should consult their tax adviser about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:	Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:	No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:              Why do I need to vote?

Answer:
Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon.  Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the number of shares you own.

Question:              How does the PMP Trust’s Board of Trustees (the “Board”) recommend that I vote?

Answer:	After careful consideration and upon recommendation of Perkins, the Board unanimously recommends that shareholders vote “FOR” the Plan.

Question:              Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:	Perkins will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.

Question:              What will happen if the Plan is not approved by shareholders?

Answer:
The consummation of a Reorganization of the Perkins Discovery Fund is contingent on the consummation of the Reorganization Plan.  Thus, if shareholders of the Existing Fund do not approve the Plan, the Fund will not be reorganized into its corresponding New Fund and will remain as a series within PMP.

Question:              How do I vote my shares?

Answer:	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:              Who do I call if I have questions?

Answer:	If you have any questions about the proposal or the proxy card, please do not hesitate to call 1-866-530-8621.

PROFESSIONALLY MANAGED PORTFOLIOS
Perkins Discovery Fund

730 East Lake Street
Wayzata, Minnesota 55391

1.800.998.3190

____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held October 12, 2012

____________

Introduction

Professionally Managed Portfolios (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Perkins Discovery Fund (the “Fund”), a series of the Trust, in order to seek shareholder approval of a proposal to reorganize the Fund from a series of the Trust to a series of World Funds Trust (the “Reorganization”).  The Reorganization is not expected to result in any change in the way the Fund is managed or in its investment objective, policies and strategies.  The Fund’s fees and expenses are not expected to increase as a result of the Reorganization.  Perkins Capital Management, Inc. (the “Adviser”) will continue as investment adviser for the New Fund and the persons responsible for the day-today management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.  The Special Meeting will be held at the offices of the Trust’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 at 10:00 a.m., Central Time, on Friday, October 12, 2012.  This Proxy Statement and form of proxy are being mailed to shareholders of record on or about September 7, 2012.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following specific purposes:

1.
To approve of an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Perkins Discovery Fund, a series of the Trust, to a newly created fund also called the Perkins Discovery Fund (the “New Fund”), which is a series of World Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Perkins Discovery Fund to its shareholders, in complete liquidation of the Perkins Discovery Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 27, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report.  At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information.  Please call the Fund at 1.800.998.3190 or write to 730 East Lake Street, Wayzata, Minnesota 55391 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL I

To approve of an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Perkins Discovery Fund, a series of the Trust,  to a newly created fund also called the Perkins Discovery Fund (the “New Fund”), which is a series of World Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Perkins Discovery Fund to its shareholders, in complete liquidation of the Perkins Discovery Fund (the “Reorganization”).

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Perkins Discovery Fund (the “Fund”).  We urge you to read the full text of the Proxy Statement.

        You are being asked to consider a reorganization of the Fund.  The Fund is currently part of Professionally Managed Portfolios (the “Trust”).  The Fund offers one class of shares.  If approved by shareholders, the Fund will be reorganized into a newly created series (the “New Fund”) of the World Funds Trust (the “New Trust”).  The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Fund.  The Fund’s investment adviser and portfolio managers will remain the same.  The New Fund’s administrator, transfer agent, distributor, and custodian will be different than those of the Fund.  The new service providers are as follows: Commonwealth Shareholder Services, Inc. (“CSS”) will serve as administrator; Commonwealth Fund Services, Inc. (“CFSI”) will serve as transfer agent; First Dominion Capital Corp. (“FDCC”) will serve as distributor; and UMB Bank, N.A. will serve as custodian (collectively CSS, CFSI and FDCC and UMB Bank may be referred to as the “New Service Providers”).  Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Fund shares owned by the shareholder immediately prior to the Reorganization.  The New Fund is expected to offer comparable shareholder services as the Fund. The fees and expenses of the Fund are not expected to increase as a result of the Reorganization.  The New Fund will have different trustees than the Fund, and they will be responsible for overseeing the operations of the New Fund.

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows: (a) the Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Fund, and (b) the Fund will distribute the New Fund’s shares to its shareholders. Following the Reorganization, the Fund will be dissolved.  A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interest of the Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.

If the Reorganization Plan is not approved by shareholders, then the Trustees of the Fund will consider other appropriate action, which may include the liquidation of the Fund.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Fund dated July 29, 2012; and

•	Annual Report to Shareholders of the Fund, including financial statements for the fiscal year ended March 31, 2012.

        The most recent annual report of the Fund, including financial statements, for the fiscal year ended March 31, 2012, has been mailed previously to shareholders.  If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling 1.800.998.3190, and they will be sent to you within three business days by first class mail.

REASONS FOR THE REORGANIZATION

        Perkins Capital Management, Inc. (the “Adviser”), the investment adviser to the Fund, has recommended that the Board consider and approve the Reorganization.  The Adviser’s recommendation, in part, follows discussions with the Board as to the future prospects for the Fund within the Trust.  Among other things, the Board and the Adviser have discussed the small size of the Fund and its inability, over an extended period of time, to attract significant assets to recognize the benefits that may be associated with economies of scale that might be realized in a larger fund.  After consideration of a number of alternatives, including the possible liquidation of the Fund, the Adviser has indicated that its ability to support and enhance the prospects for future success of the Fund will be served best through the New Trust and the New Service Providers.

In particular, the Adviser indicated that it expected that the New Fund would benefit from the distribution assistance to be offered by certain of the New Service Providers.  The Adviser noted, and the Board considered, that shareholders that did not wish to become part of the New Trust could redeem their shares from the Fund prior to the Reorganization without the imposition of any redemption fee.  The Board also considered that the Reorganization had the benefit of being a tax-free reorganization, whereas a liquidation would be a taxable event for all shareholders, so that the Reorganization offered shareholders who wished to retain their investment with the Adviser with a tax advantaged means to do so.  In addition, the Board considered that the New Fund was designed to be a “clone” of the Fund, with identical investment objectives, policies and strategies and that it will continue to be managed by the Adviser and by the same portfolio managers.  Further, the Board considered that the Adviser has undertaken that it will put in place an expense limitation agreement with the New Fund whereby the Adviser will agree, through at least October 31, 2013, to waive its fees or reimburse the New Fund for its expenses to the extent necessary to limit the New Fund’s operating expenses at the same level as the Fund (the “Expense Cap”).  The Board also considered that the Adviser has agreed to assume all of the expenses associated with the Reorganization.  The Board noted that as in the case of the Fund, under the proposed expense limitation agreement with respect to the New Fund, the Adviser would be entitled to recoup any expenses paid or advisory fees waived.  The Board considered that under the proposed expense limitation agreement, the Adviser would be permitted to be reimbursed for any fee reductions and/or expense payments made in the prior three fiscal years.

        The Board also considered that the proposed Reorganization provided certain benefits to the Adviser.  These benefits included providing the Adviser with a better opportunity to retain its assets under management than a liquidation of the Fund.  In addition, the Board considered that the fee arrangements for the New Services Providers were generally expected to be lower than the fee arrangements with the current service providers (see comparison of “Other Expenses” in the Table of Fees and Expenses below).  While these lower fee arrangements may eventually inure to the benefit of shareholders should the New Fund grow in size, at the current time because of the Expense Cap, these lower fees are expected to benefit the Adviser in reducing the level of its required reimbursement to the New Fund.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan and has recommended such Plan to shareholders for their approval.  In approving the Reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the best interests of the Fund and its shareholders, and that the interest of the Fund’s shareholders would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Fund a proposal to approve the Reorganization.   If shareholders approve the Proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan.  If approved, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on October 26, 2012 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.  Following the Reorganization, the Fund will be dissolved.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Under the Plan of Reorganization, the Fund, a series of the Trust, will assign all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent to the number of Fund shares held by such shareholder on the Closing Date.  Like the Trust, the World Funds Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).  If the Reorganization is approved and implemented, shareholders of the Fund will become shareholders of the New Fund. The New Fund’s investment objective and principal investment strategies are identical to that of the Fund. In addition, the Adviser to the Fund will continue to serve as the investment adviser to the New Fund.  However, there are some differences between the Fund and the New Fund.  The New Fund will employ an administrator, transfer agent, distributor, and custodian that are different than the administrator, transfer agent, distributor, and custodian of the Fund.  In addition, none of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of the New Trust.  If approved, the Reorganization is expected to close on or about 4:00 p.m. Eastern Time on October 26, 2012, although the date may be adjusted in accordance with the Reorganization Plan.

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust.  The significant conditions include approval of the Reorganization Plan by shareholders of the Fund and the receipt of an opinion of counsel that the Reorganization should be considered a tax-free exchange for federal income tax purposes (neither of which may be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Fund, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended upon mutual agreement.

COMPARISON OF THE FUND AND THE NEW FUND

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Fund.

Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Fund’s prospectus and on estimates for the New Fund.  The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s Shares as compared to the Shares of the Fund.

Table of Fees and Expenses

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Redemption Fee (as a percentage of amount redeemed within 90 days [45 days for New Fund] of purchase)	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund (pro forma)
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	1.23%	1.11%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.49%	2.37%
Less Fee Waiver and/or Expense Reimbursement	0.48%(2)	0.36%(3)
Net Annual Fund Operating Expenses(4)	2.01%	2.01%

(1)
Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  The operating expenses in this fee table will not correlate to the expense ratio in a fund’s financial statements (or to the financial highlights in a fund’s prospectus) because the financial statements include only the direct operating expenses incurred by a fund and not the indirect costs of investing in Acquired Funds.

(2)
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 2.00% of the Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least July 29, 2013.  The Agreement may be terminated at any time by the Board upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.

(3)
The Adviser has contractually agreed to reduce its fees and/or pay New Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the New Fund to 2.00% of the New Fund’s average net assets (the “Expense Cap”).  The Expense Cap will remain in effect until at least October 31, 2013.  The Agreement may be terminated at any time by the Board upon 60 days’ notice to the Adviser, or by the Adviser with the consent of the Board.  As a result of the expected reduction in “Other Expenses” for the New Fund, the Adviser will experience an indirect benefit in that the amount of the New Fund’s expenses the Adviser will be expected to absorb pursuant to the Operating Expense Limitation Agreement compared to those of the Fund will be decreased.

(4)
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived and Expenses Absorbed provided in the Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the costs of investing in the Fund and the New Fund with the costs of investing in other mutual funds.  The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Holding Period	Fund	New Fund (pro forma)
1 Year	$204	$204
3 Years	$730	$705
5 Years	$1,282	$1,233
10 Years	$2,790	$2,679

Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Fund, including telephone purchases and redemptions.  The New Fund, like the Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account and a Systematic Withdrawal Program.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee.  Payment of redemption proceeds for redeemed new Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Minimum Initial and Subsequent Investment Amounts

The New Fund will offer a $2,500 minimum investment and $100 subsequent investment for regular accounts and a $1,000 minimum investment and $100 subsequent investment for retirement accounts and automatic investment accounts.  These are the same minimums and subsequent investment amounts offered by the Fund.

Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Fund.  Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization.  Shareholders who currently have capital gains reinvested in the Fund will continue to have capital gains reinvested in the New Fund.

Fiscal Year End

The Fund currently operates on a fiscal year ending March 31st.  Following the Reorganization, the New Fund will also operate on a fiscal year ending March 31st.

Comparative Information about the Trust and New Trust

The Trust is organized as a Massachusetts business trust under a Declaration of Trust and By-Laws (the “Governing Documents”).  The New Trust is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (also “Governing Documents”).  There are no material differences in shareholder rights between the Governing Documents of the Trust and New Trust.

The Investment Adviser and Portfolio Manager

Perkins Capital Management, Inc., a Minnesota corporation formed in 1984 and located at 730 East Lake Street, Wayzata, Minnesota 55391, manages the investments of the Fund pursuant to an investment advisory agreement.  The New Fund’s investment advisory agreement will be substantially identical to the Fund’s existing agreement which is summarized below.

        The Adviser provides the Fund with advice on buying and selling securities.  The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund.  Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets payable on a monthly basis.  Subject to the general supervision of the Board, the Adviser is responsible for managing the Fund in accordance with its investment objectives and policies, and making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities.  The Adviser also maintains the records for the Fund.  The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses to ensure that the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) will not exceed 2.00% of the Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Fund if requested by the Adviser, and the Board approves such reimbursement in subsequent fiscal years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.  The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

In addition to the Fund, the Adviser also provides investment advice to individual and institutional investors.  As of June 30, 2012, the Adviser manages assets in excess of $160 million.  For the fiscal year ended March 31, 2012, the Adviser received net advisory fees of 0.52% from the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund's Semi-Annual Report to Shareholders for the period ended September 30, 2011.

The Portfolio Managers

       The portfolio managers for the Fund will remain the same and will continue serving as such to the New Fund.  Information on the portfolio managers is below.  For more detailed information on the portfolio managers’ compensation information, other accounts managed, and ownership of securities in the Fund, see the Fund’s Prospectus and Statement of Additional Information.

                As co-portfolio managers, Mr. Richard W. Perkins and Mr. Daniel S. Perkins are principally responsible for the day-to-day management of the Fund’s portfolio. Each has been associated with the Adviser since its inception in 1984.

    Mr. Richard W. Perkins, CFA, is President and Portfolio Manager of Perkins Capital Management, Inc.  He has over 50 years of experience in the investment business.  As a former Vice President at Piper, Jaffray & Hopwood, Inc., he was involved in corporate finance and venture capital activities, as well as rendering investment advice to domestic and international investment managers.  He earned a BBA in Business and an MBA in Financial Analysis and Investment Management from the University of Wisconsin-Madison.  Mr. Richard W. Perkins is the father of Mr. Daniel S. Perkins.

    Mr. Daniel S. Perkins, CFA, has served as the Executive Vice President of Perkins Capital Management, Inc. since 2005. He was previously the Vice President for 20 years and has served as the portfolio manager of the Fund since its inception. Prior to becoming a portfolio manager and Vice President for the Adviser, he was employed as a financial analyst at Perkins and Partners, Inc. Mr. Daniel S. Perkins earned a BS in Business Administration from the University of Colorado-Boulder and an MBA in Finance from the University of Minnesota.  Mr. Daniel S. Perkins is the son of Mr. Richard W. Perkins.

EXPENSES OF THE REORGANIZATION

The Adviser will assume the expenses associated with the transactions contemplated by the Reorganization, which are currently estimated to be approximately $40,000.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Fund will have a different distributor, administrator, custodian and transfer agent than the Fund.

Distributor

        Upon closing of the Reorganization, First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, will serve as the New Fund’s exclusive agent for the distribution of the New Fund’s shares.  The Distributor may sell the New Fund’s shares to or through qualified securities dealers or others.  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 currently provides similar services to the Fund.

Administrator and Fund Accountant

Upon closing of the Reorganization, Commonwealth Shareholder Services, Inc., (“CSS”) 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will become the New Fund’s administrator and Commonwealth Fund Accounting, Inc. (“CFA”) will become the New Fund’s fund accountant.

CSS will assist the New Trust in performing its administrative responsibilities to the New Fund, coordinate and pay for the services of each vendor and the operating expenses to the New Fund, and provide the New Fund with certain administrative services.  CSS will supervise all aspects of the operation of the New Fund, except those performed by the Adviser. CSS will provide certain administrative services and facilities for the New Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

CFA will maintain and keep current the books, accounts, records, journals or other records of original entry relating to the New Fund's business.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 currently provides similar services to the Fund.

Transfer Agent

Upon closing of the Reorganization, Commonwealth Fund Services, Inc. (“CFSI”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will serve as the transfer agent and dividend disbursing agent for the New Fund.  The transfer agent will provide transfer, dividend paying, and shareholder servicing for the New Fund.  CFSI will provide certain shareholder and other services to the New Trust, including furnishing account and transaction information and maintaining shareholder account records.  CFSI is responsible for processing orders and payments for share purchases.  CFSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders.  CFSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53292, currently provides similar services to the Fund.

Custodian

Upon reorganization, UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, will serve as the custodian of the New Fund’s assets.  The custodian acts as the depositary for the New Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the New Fund’s request, and maintains records in connection with its duties as custodian.

U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, currently provides similar services to the Fund.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the New Trust’s Board of Trustees (the “New Board”) in a substantially similar manner as the Fund is overseen by the Trust’s Board.  The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC.  The New Board consists of four individuals, three of whom are Independent Trustees.  Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The New Board also retains the power to conduct, operate and carry on the business of the New Trust and have the power to incur and pay any expenses, which, in the opinion of the New Board, is necessary or incidental to carry out any of the New Trust’s purposes.  The New Board of the New Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust.  The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  The New Trust offers the same limitation of liability as the Trust to its New Board, officers, employees and agents. Following is a list of the members of the New Board and executive officers of the New Trust and their principal occupations over the last five years.  The Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

Each Trustee was nominated to serve on the New Board based on their particular experiences, qualifications, attributes and skills. Generally, the New Trust believes that each Trustee is competent to serve because of their individual overall merits including: (1) experience, (2) qualifications, (3) attributes, and (4) skills.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation and serves as a member of six other mutual fund boards outside of the New Trust and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mr. David J. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals.  Ms. Mary Lou H. Ivey has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board.  She also holds a Certified Public Accountant designation.  Mr. John Pasco III serves as President, Treasurer and Director of the Trust’s administrator and also serves as a member of 2 other mutual fund boards outside of the New Trust.  Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission.  With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration.  The New Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

INTERESTED TRUSTEES

Name, Address And Age	Position(s) Held With The New Trust	Term Of Office And Length Of Time Served	Principal Occupation(s) During The Past Five Years	Number Of Funds In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During The Past Five Years
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 10, 1945	Trustee	Indefinite, Since June 2010
President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust's Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust's underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust's Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services to the Trust; Chairman, Trustee and President of World Insurance  Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.
				2	The World Funds, Inc.; American Growth Fund, Inc.
*Mr. Pasco would be an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

NON-INTERESTED TRUSTEES

Name, Address And Age	Position(s) Held With The Trust	Term Of Office And Length Of Time Served	Principal Occupation(s) During The Past Five Years	Number Of Funds In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During The Past Five Years
Anthony J. Hertl 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 5, 1950	Trustee	Indefinite, Since June 2010	Consultant to small and emerging businesses since 2000. Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, NY where he served in this capacity for four years. Mr. Hertl is a Certified Public Accountant.	2	Northern Lights Fund Trust; Northern Lights Variable Trust; AdviserOne Funds; The India Select Fund; Global Real Estate Investments; Satuit Capital Management Trust

Name, Address And Age	Position(s) Held With The New Trust	Term Of Office And Length Of Time Served	Principal Occupation(s) During The Past Five Years	Number Of Funds In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During The Past Five Years
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 27, 1955	Trustee	Indefinite, Since June 2010	Virginia Commonwealth University, Professor of Education since 1989.	2	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: February 19, 1958	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., Certified Public Accountants, since 2008; Accountant, Wildes, Stevens & Brackens & Co., Certified Public Accountants, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., Certified Public Accountants, from 1997 to 2007.	2	None

OFFICERS WHO ARE NOT TRUSTEES

Name, Address And Age	Position(s) Held With The New Trust	Term Of Office And Length Of Time Served	Principal Occupation(s) During The Past Five Years	Number Of Funds In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During The Past Five Years
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 29, 1964	Treasurer	Indefinite, Since June 2008	Executive Vice President of Commonwealth Shareholder Services, since 2003. Financial Reporting Manager, Commonwealth Shareholder Services, Inc. from 2001 to 2003.	N/A	N/A
Lauren Jones 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: March 11, 1982	Secretary	Indefinite, Since December 2009	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006. Account Manager, Insider NYC, an Event Planning firm, from 2004 to 2005.	N/A	N/A
David D. Jones 719 Sawdust Road Suite 113 The Woodlands, TX 77380 DOB: September 18, 1957	Chief Compliance Officer	Indefinite, Since April 2007
Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.  B.A. in Economics from the University of Texas at Austin, 1983.  Juris Doctorate (cum laude) from St. Mary’s Law School, 1994.
				N/A	N/A

           The New Board oversees the New Trust and certain aspects of the services provided by the Adviser and the other service providers.  Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the New Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The New Trust has a standing Audit Committee of the Board composed of Mr. Hertl, Mr. Urban and Ms. Ivey.  The functions of the Audit Committee are to meet with the New Trust’s independent auditors to review the scope and findings of the annual audit, discuss the New Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the New Trust’s management practices, review the impact of changes in accounting standards on the New Trust’s financial statements, recommend to the New Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the New Board. For the New Trust’s most recent fiscal year, the Audit Committee met 4 times.

The Chairman of the New Board is Mr. Pasco, who is an “interested person” of the New Trust, within the meaning of the 1940 Act. The New Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the New Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the New Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the New Trust and its shareholder base, the Trustees of the New Trust have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the New Board.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the New Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the New Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the New Trust, including the New Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the New Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the New Trust’s compliance policies and procedures and the effectiveness of their implementation.  The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the New Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the New Trust are discussed above.

Trustee Compensation

Each Trustee of the New Fund who is not an interested person of the New Trust or an investment adviser to the New Trust receives a fee of $5,000 per year.  The New Trust also reimburses the Trustees for travel and other expenses related to meeting attendance.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receives compensation from the New Trust.

Independent Trustees of the Trust each receive an annual retainer of $50,000 allocated among each of the various portfolios comprising the Trust.  The Chairman of the Board receives an additional retainer of $12,000 also allocated among each of the various portfolios comprising the Trust.  Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor should a gain or loss be recognized by the shareholders of the Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Fund shares. In addition, a shareholder’s tax basis for shares held in the Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

CAPITALIZATION

       The following table sets forth as of the fiscal year end on March 31, 2012: (1) the audited capitalization of the Fund, and (2) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved.  If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Fund and changes in net asset value per share.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Fund	$12,272,190	$25.99	472,107
Adjustment	-	-	-
New Fund (pro forma)	$12,272,190	$25.99	472,107

VOTING INFORMATION

Voting Securities and Required Vote

As of the Record Date, there were 430,013.698 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Special Meeting on the Proposal.  Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

Forty percent (40%) of the Fund’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  An affirmative vote of the holders of a majority (i.e., greater than 50% of the shares represented in person or by proxy) of the outstanding voting shares of the Fund is required for the approval of the Proposal.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

The Trusts and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders. If the Reorganization is not approved, and the Fund is not dissolved then shareholders wishing to submit proposals for consideration for inclusion in the Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 so they are received within a reasonable time before any such meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

There normally will be no meeting of shareholders for the New Fund for the purpose of electing Trustees of the New Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the New Fund should send their written submissions to the principal executive offices of the New Trust at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.  Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting.  If we do not receive your vote, you may be contacted by a representative of AST Fund Solutions who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”
All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Perkins Discovery Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Perkins Discovery Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends.  If you would like to receive an additional copy, please contact the Fund by writing to 730 East Lake Street, Wayzata, Minnesota 55391 or by calling 1.800.998.3190.  The Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.  As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Current Fund are listed in the following table.

Name and Address	Number of Shares Owned	% Ownership	Type of Ownership
National Financial Services Corp. 200 Liberty Street New York, NY 10281-1003	79,376.998	18.46%%	Record

Name and Address	Number of Shares Owned	% Ownership	Type of Ownership
Charles Schwab & Co Inc Special Custody Account For The Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	64,204.655	14.93%	Record
Pershing LLC For the Sole Benefit of Its Customers P.O. Box 2052 Jersey City, NJ 07303-2052	34,496.674	8.02%	Record

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Fund.

OTHER BUSINESS

    The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the shareholders of the Fund.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of August, 2012, by and among the Perkins Discovery Fund (the “Transferring Fund”), a series of Professionally Managed Portfolios (the “PMP Trust”), the Perkins Discovery Fund (the “Acquiring Fund”), a series of the World Funds Trust (the “World Funds Trust”) and Perkins Capital Management Inc. (the “Adviser”) for purposes of Sections 4.3, 6.6, and 9.1 hereof. The PMP Trust is a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, WI 53202.  The World Funds Trust is a Delaware statutory trust, with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Transferring Fund and Acquiring Fund (each a “Fund”), and of and by each Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Trust of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of a Trust (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Trust of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund’s business); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Transferring Fund and the Acquiring Fund intend the Reorganization to be, and adopts it as, a “plan of reorganization” which is tax-free under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), the related Treasury Regulations  (the “Treasury Regulations”), and other guidance provided by the Internal Revenue Service (the “IRS”);

WHEREAS, the Law Offices of John H. Lively & Associates, Inc. has or will render an federal tax opinion that the Reorganization qualifies as a plan of reorganization under Section 368(a)(1)(F) of the Code (the “Federal Tax Opinion”);

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the PMP Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the World Funds Trust, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and has further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent unaudited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund’s assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Transferring Fund with a list of the securities, if any, on the Transferring Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Transferring Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid exceeding such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Transferring Fund to dispose of any investments or securities if, in the reasonable judgment of the Transferring Fund, such disposition would violate the Transferring Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund’s shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis.  All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the proxy statement (the “Proxy Statement”) which will have been distributed to shareholders of the Transferring Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund is terminated.

1.8 TERMINATION. The PMP Trust shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Fund promptly following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the PMP Trust’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

2.2 CALCULATION OF NUMBER OF ACQUIRING FUND SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares shall be equal to the Transferring Fund’s net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund’s assets shall be equal to the number of full and fractional Transferring Fund Shares issued and outstanding on the Valuation Date.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bancorp Fund Services, LLC, the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by Commonwealth Fund Services, Inc., the Acquiring Fund’s accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before October 26, 2012 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. Eastern time at the offices of the PMP Trust, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Transferring Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the PMP Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4 CUSTODIAN’S CERTIFICATE. The Transferring Fund’s Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The Transferring Fund represents and warrants to the World Funds Trust, the Acquiring Fund and the Law Offices of John H. Lively & Associates, Inc. as follows:

(a)      The Transferring Fund is a separate investment series of the PMP Trust, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Transferring Fund is a separate investment series of the PMP Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c)      The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)      The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a violation of any provision of federal law (including the 1940 Act), Massachusetts Law, the PMP Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)      The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)      At the Closing date, all audited financial statements of the Transferring Fund at March 31, 2012 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h)      Since March 31, 2012, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i)      At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  To the best of Transferring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns. Transferring Fund is in compliance in all material respects with all applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

(j)      For each taxable year of its operation, including the current year, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current taxable year. Transferring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Code sections 852 or 4982. Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply

(k)      All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, nor is there outstanding any security convertible into any of the Transferring Fund shares.

(l)      At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)      The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)      The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p) Transferring Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business as a regulated investment company.

(q) Transferring Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

(r) Not more than 25% of the value of Transferring Fund's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the PMP Trust, the Transferring Fund and the Law Offices of John H. Lively & Associates, Inc. as follows:

(a)      The Acquiring Fund is a separate investment series of the World Funds Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)      The Acquiring Fund is a separate investment series of the World Funds Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

(c)      The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)      The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of federal law (including the 1940 Act), Delaware Law, the World Funds Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the World Funds Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The World Funds Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date, if any, shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(g)      The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(h)      Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) any other securities issued by Acquiring Fund, except the Initial Shares.

(i)      The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the World Funds Trust, and this Agreement constitutes a valid and binding obligation of the World Funds Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)      The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k)      The information furnished by the World Funds Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l)      The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n)      The World Funds Trust has filed a post-effective amendment to its registration statement on Form N-1 A, with the Commission, for the purpose of registering the Acquiring Fund as a series of the World Funds Trust. The post-effective amendment will be effective on or before the Closing Date.

(o)      Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will have no assets or liabilities.

(p) No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

(q) Each of Acquiring Fund and World Funds Trust is not (and will not be) classified as a partnership, and instead is (and will be) classified as a corporation for federal tax purposes.  Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; Acquiring Fund will be a "fund" (as defined in Code section 851(g)(2), eligible for treatment under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC, and will compute its federal income tax under Code Section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intends to continue to meet all those requirements, and to  be eligible to and to so compute its federal income tax.

(r)  There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in Code section 851(g)(2)) following the Reorganization.

(s) Assuming the truthfulness and correctness of Transferring Fund's representation and warranty in paragraph 4.1(r), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

(t) Immediately after the Effective Time, Acquiring Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

(u) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

(v) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;.

(w) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject.

(x) None of the compensation received by any Shareholder who or that is an employee of or service provider to Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Shareholder holds;  none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

(y) No expenses incurred by Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the PMP Trust, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to Transferring Fund or any of its shareholders with the intention that it be used to  pay any expenses (even Reorganization Expenses) thereof.

(z) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the Acquiring Fund Shares and will own those Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization and (2) Acquiring Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends and redemptions in the ordinary course of Transferring Fund's business as an open-end regulated investment company, pursuant to Section 22(e) of the 1940 Act) Transferring Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.3 REPRESENTATIONS OF PERKINS CAPITAL MANAGEMENT, INC.  Perkins Capital Management, Inc. represents and warrants to the PMP Trust and the Transferring Fund as follows:

(a)      Perkins Capital Management, Inc. will release and hold harmless PMP Trust, its trustees, officers, employees and service providers, including its administrator, custodian, accounting services agent, transfer agent, custodian, legal counsel, principal underwriter and independent registered public accounting firm and their respective trustees/directors, officers and employees from any and all adverse claims now existing or that have previously arisen, whether known or unknown.

(b) It will put into place, or arrange to have put in place, expense limitation arrangements with respect to the Acquiring Fund that will limit the total operating expenses of the Acquiring Fund to 2.00% for its sole class of shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through October 31, 2013.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The PMP Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the World Funds Trust and the PMP Trust will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 LIQUIDITY DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1            (a)      All representations and warranties of the World Funds Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the World Funds Trust’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

(b)      The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

(c)      The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.2.

6.2 With respect to the Acquiring Fund, the PMP Trust shall have received on the Closing Date an opinion from the Law Offices of John H. Lively & Associates, Inc., counsel to the World Funds Trust and the Acquiring Fund or local Delaware Counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a)      The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b)      The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)      This Agreement has been duly authorized, executed, and delivered by the World Funds Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)      Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(e)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the World Funds Trust’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the World Funds Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the World Funds Trust or the Acquiring Fund is a party or by which it is bound.

(f)      In the ordinary course of such counsel’s representation of World Funds Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the World Funds Trust or any of its properties or assets and the World Funds Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

(g)      To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the World Funds Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of the Law Offices of John H. Lively & Associates, Inc. with the consent of the Transferring Fund’s appropriate to render the opinions expressed therein.

6.3 PMP and World Funds Trust shall have received an opinion of the Law Offices of John H. Lively & Associates, Inc. as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)      The transfer by the Transferring Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code and each Fund will be “a party to the reorganization” (within the meaning of Code section 368(b));

(b)      No gain or loss will be recognized by the Transferring Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c)      No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d)      No gain or loss will be recognized by the shareholders of the Transferring Fund upon the distribution to them of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

(e)      The basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the basis of the shareholder's Transferring Fund shares immediately prior to such transactions;

(f)      The basis of the Transferring Fund Assets received by an Acquiring Fund will be the same as the basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

(g)      A shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(h)      The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will include the period for which such Transferring Fund Assets were held by the Transferring Fund, provided that the Transferring Fund held such Transferring Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Transferring Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) the Transferring Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as the Law Offices of John H. Lively & Associates, Inc. may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel, with the consent of the Transferring Fund, appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.

6.4 The post-effective amendment on Form N-1A filed by the World Funds Trust with the Commission to register the Acquiring Fund as a series of the World Funds Trust is effective and no stop order has been issued by the Commission.

6.5 Subject to paragraph 6.4, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.6 The PMP Trust shall have received a letter of indemnification from Perkins Capital Management, Inc. stating that it agrees to indemnify the PMP Trust, its employees, agents, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses arising out of any shareholder litigation, Commission staff inquiries, investigations or Commission disciplinary action taken with respect to the Transferring Fund, or relating to or resulting from (i) the Reorganization; (ii) the management of the Transferring Fund by the Adviser or any sub-adviser; or (iii) the Adviser’s duties to the Transferring Fund under the Investment Advisory Agreement between the Trust and the Adviser or any related agreement, or the Investment Advisers Act of 1940, as amended, except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of breach of the Agreement by an Indemnified Party or the negligence or willful misfeasance of the Indemnified Party, or such party’s reckless disregard of its obligations.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the PMP Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the PMP Trust.

7.3      The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Funds, on or before the Closing Date.

7.4      The Transferring Fund and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.2.

7.5 With respect to the Transferring Fund, the World Funds Trust shall have received on the Closing Date an opinion of Paul Hastings LLP, counsel to the PMP Trust and the Transferring Fund or local Massachusetts Counsel, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)      The Transferring Fund is an investment series of the PMP Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b)      The Transferring Fund is a series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)      This Agreement has been duly authorized, executed and delivered by the PMP Trust on behalf of the Transferring Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)      Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Transferring Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Transferring Fund are legally issued and fully paid and non-assessable, and no shareholder of the Transferring Fund has any statutory preemptive rights in respect thereof.

(e)      The Proxy Statement, to the knowledge of such counsel, is effective and no stop order under the 1933 Act pertaining thereto has been issued.

(f)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the PMP Trust’s Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Transferring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the PMP Trust or the Transferring Fund is a party or by which it is bound.

(g)      In the ordinary course of such counsel’s representation of the PMP Trust and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the PMP Trust or any of its respective properties or assets and the PMP Trust is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement.

(h)      To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the PMP Trust and the Transferring Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Paul Hastings LLP or local Massachusetts counsel, with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the PMP Trust’s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1 or in paragraph 6.3.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Proxy Statement shall have become effective under the 1934 Act, and no stop orders suspending the effectiveness of the Proxy Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act. In addition, the registration statement on Form N-1A for the World Funds Trust, including the post-effective amendment to register the Acquiring Fund as a series of the World Funds Trust, shall be effective.

8.5 The Transferring Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Transferring Fund Shareholders all of the Transferring Fund’s investment company taxable income for all taxable periods, if any, ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods, if any, ending on the Closing Date (after reduction for any capital loss carryforward).

8.6 At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders’ interests. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive receipt of the indemnity referred to in Article 6.6

8.7 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

ARTICLE IX

EXPENSES

9.1 The Adviser will pay all costs and expenses incurred by the Transferring Fund incurred in connection with the Reorganization (including costs and expenses incurred in connection with the preparation and distribution of any proxy statement or other costs incurred in connection with the special meeting of Shareholders including the fees and expenses of counsel).

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the PMP Trust’s or the World Funds Trust’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the PMP Trust or the World Funds Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization is not tax-exempt under the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization is or remains tax-exempt.

ARTICLE XIII.

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to PMP:

Professionally Managed Portfolios
2020 E. Financial Way, Suite 100
Glendora, California 91741
Attention: Elaine Richards, Esq.

With copies (which shall not constitute notice) to:
Paul Hastings LLP
Park Avenue Tower - 75 E. 55th Street
New York, New York 10022
Attention: Domenick Pugliese, Esq.

If to the World Funds Trust:
The Commonwealth Companies,
8730 Stony Point Parkway Suite 205,
Richmond, Virginia 23235
Attention: Karen Shupe

With copies (which shall not constitute notice) to:
Law Offices of John H. Lively & Associates, Inc.
2041 West 141st Terrace, Suite 119
Leawood, Kansas  66224
Attention: John Lively

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

14.5 With respect to the PMP Trust and the World Funds Trust, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

14.6 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Transferring Fund contained in paragraph 6.6, shall survive the Closing.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

WORLD FUNDS TRUST ON BEHALF OF ITS
SERIES PORTFOLIO, PERKINS DISCOVERY
FUND

By: _______________________________
Name:
Title:

PMP TRUST ON BEHALF OF ITS SERIES
PORTFOLIO, PERKINS DISCOVERY FUND

By: _______________________________
Name: Eric W. Falkeis
Title: President

PERKINS CAPITAL MANAGEMENT, INC.
SOLELY WITH RESPECT TO SECTIONS 4.3,
6.6, and 9.1

By: _______________________________
Name:
Title:

small barcode here

Perkins

PROXY CARD

PERKINS DISCOVERY FUND

The undersigned, revoking prior proxies, hereby appoints Eric W. Falkeis and Patrick J. Rudnick, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Perkins Discovery Fund (the "Fund") to be held at the offices of the Trust's Administrator, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on October 12, 2012 at 10 a.m. Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

SHAREHOLDER REGISTRATION PRINTED HERE
(shows through lower window on outbound envelope)

NOTE: red dotted line boxes are placeholders and are not printed on the final ballots

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE DATE

SIGNATURE (if held jointly) DATE

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line **toll-free at 1-866-530-8621**. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

When properly executed, this proxy will be voted as indicated on the reverse side or "FOR" the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet Log on to **www.proxyonline.com**. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

2. Telephone Simply dial toll-free 1--866-530-8621 and provide the representative with the proxy control number at the right. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

3. Mail Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

CONTROL NUMBER

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 12, 2012
The proxy statement for this meeting is available at: www.proxyonline.com/docs/perkinsdiscovery.pdf

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.